Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(18 U.S.C. § 1350)

In connection with the quarterly report of Southwest Water Company (the “Company”) on Form 10-Q for the period ended September 30, 2007 (the “Report”), I, Cheryl L. Clary, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1)              to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2007	/s/ CHERYL L. CLARY
Cheryl L. Clary
Chief Financial Officer